                            UNITED STATES OF AMERICA,
                                   BEFORE THE
                          OFFICE OF THRIFT SUPERVISION
                           DEPARTMENT OF THE TREASURY

------------------------------------------------
IN THE MATTER OF                                 )
                                                 )
UNITED SAVINGS ASSOCIATION OF TEXAS,             )
AND UNITED FINANCIAL GROUP, INC.                 )
------------------------------------------------ )
                                                 )
MAXXAM INC.,                                     )
                                                 )
FEDERATED DEVELOPMENT CO,                        )           OTS ORDER
                                                 )           NO. AP-2002-2
AND CHARLES E. HURWITZ,)                         )
                                                 )           DATE: OCTOBER 18, 2002
RESPONDENTS.                                     )
------------------------------------------------ )

                           OPINION AND ORDER ACCEPTING
                      OFFER OF SETTLEMENT BY MAXXAM, INC.,
                FEDERATED DEVELOPMENT CO. AND CHARLES E. HURWITZ

      WHEREAS, the Office of Thrift Supervision ("OTS") has issued a Notice of
Charges ("Notice"), OTS Order No. AP 95-40, December 26,1995, against
Respondents MAXXAM, Inc., Federated Development Co., and Charles E. Hurwitz
(collectively, the "Respondents"), and others, asserting certain enforcement claims arising out of the Respondents' participation in the affairs of United
Savings Association of Texas, Houston, Texas ("USAT") and United Financial
Group, Inc., Houston, Texas ("UFG"); and

      WHEREAS, the Respondents have submitted an Offer of Settlement ("Offer")
in the above-captioned proceeding;

      NOW, upon consideration, the OTS has determined to accept the Offer.1
Solely on the basis of the consent evidenced by the Offer, the OTS ORDERS THAT:

      1. The Respondents shall not engage in any unsafe or unsound practice, or breach any fiduciary duty, with respect to the operation or supervision of any insured financial institution, or violate any laws, rules or regulations governing the operation or supervision of any insured financial institution.

      2. At any time that Charles E. Hurwitz serves as a director, officer, or employee of an insured financial institution, or otherwise serves as an institution-affiliated party of an insured depository institution, he shall not participate, directly or indirectly, in the review, consideration, recommendation, or approval of:

      (a)   the purchase or sale of mortgage-backed securities or high yield bonds;

      (b)   any investment decisions or policies;

      (c)   any application or report submitted to an insured depository institution's appropriate Federal banking agency, including the preparation or transmittal of any such application or report;

      (d)   loans or investments involving commercial real estate.

      3. Respondents, separately or acting in concert with one or more persons or companies, shall not be a controlling shareholder of an insured financial institution.

      4. Charles E. Hurwitz shall provide a copy of this Order to any insured financial institution prior to accepting or commencing a position as a director, officer, employee or consultant to such institution.

      5. The Respondents shall pay to the Savings Association Insurance Fund the sum of Two Hundred Six Thousand Dollars ($206,000.00). This sum shall be paid by cashiers' check or bank draft made payable to the OTS and hand-delivered to
Richard C. Stearns, Enforcement Deputy Counsel, OTS, 1700 G Street, N.W.,
Washington, D.C. 20552. The payment shall be made simultaneously with the issuance of this Order.

      6. Definitions:

      (a)   "Appropriate Federal banking agency" shall have the meaning set forth in 12 U.S.C.ss.1813(q).

      (b)   "Insured financial institution" refers to any and all of the following: any "insured depository institution" as that term is defined at 12 U.S.C.ss.1813(c) (including but not limited to banks and savings associations); any direct or indirect subsidiary of an insured depository institution, whether wholly or partly owned, as that term is defined at 12 U.S.C.ss.1813(w)(4); any "insured credit union" within the meaning of 12 U.S.C.ss. 1752(7); any "savings and loan holding company" within the meaning of 12 U.S.C.ss.
            1467a(a)(l); and any "bank holding company" within the meaning of 12
            U.S.C.ss.1841.

      (c)   "Insured depository institution" shall have the meaning set forth in
            12 U.S.C.ss.1813(c)(2) and (c)(3).

      (d)   "Institution-affiliated party" shall have the meaning set forth in
            12 U.S.C.ss.1813(u).

      (e)   "Controlling shareholder" shall have the meaning set forth in 12
            C.F.R.ss.574.2(g).

      (f)   All other technical words or terms used in the Offer or in this
            Order, for which meanings are not specified or otherwise provided by the provisions of the Offer or this Order shall, insofar as applicable, have meanings as defined in Chapter 12 of the Code of
            Federal Regulations, the Home Owners' Loan Act ("HOLA"), or the
            Federal Deposit Insurance Act ("FDIA"). Any such technical words or terms used in the Offer or in this Order and undefined in the Code of Federal Regulations, HOLA, or FDIA shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

      7. Reference in the Offer or this Order to provisions of statutes, regulations, OTS publications, and regulatory guidance shall be deemed to include reference to all amendments to such provisions as have been made as of the date of this Order.

      8. The section headings in the Offer and in this Order are for convenience only and shall not affect the construction thereof.

      9. In case any provision of the Offer or this Order is ruled to be invalid, illegal, or unenforceable by decision of any court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby.

      10. The terms of the Offer shall be incorporated into this Order as if set forth separately therein. The Offer and this Order may be used in any proceeding brought by the OTS to enforce this Order.

      11. The terms and provisions of this Order shall be binding upon, and shall inure to the benefit of the Respondents and the OTS ("the parties hereto")
and their successors in interest. Nothing in the Offer or this Order, express or implied, shall give to any person or entity, other than the parties hereto, and their successors, any benefit, legal or equitable right, remedy, or claim, nor impose any legal or other restrictions or obligations upon any person or entity that is not a party to the Offer and this Order.

      12. This Order constitutes the final disposition of all monetary and non-monetary claims for relief that have been or could have been brought by the
OTS against the Respondents in connection with the Notice and any aspect of their participation in the conduct of the affairs of USAT, UFG, MAXXAM or
Federated. All OTS proceedings against the Respondents relating to the Notice are terminated upon issuance of this Order and no further proceedings against the Respondents relating to the Notice or any aspect of their participation in the conduct of the affairs of USAT, UFG, MAXXAM or Federated shall be commenced, other than to enforce the terms of this Order.

      13. Except as set forth in paragraph 14, OTS, for itself, for its legal representatives, predecessors, successors, and assigns, and for all persons, agencies or entities in privity with it, does hereby remise, give up, quit-claim, settle, compromise, forever discharge and fully, generally and unconditionally release, acquit and forever discharge each of the Respondents, their assigns, successors, predecessors, subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and other representatives, from any and all claims, suits, controversies, accounts, covenants, promises, judgments, damages, executions, causes of action, rights, duties, debts, liabilities, demands, obligations, contracts, agreements, costs, and actions of any kind and character, at law or in equity (including claims brought under statutes and regulations of the United States or any agency of the United
States), whether or not well founded in law or fact, whether known or unknown, suspected or unsuspected, direct or indirect, relating to, arising out of, or in connection with the ownership or operation of USAT, UFG, MAXXAM or Federated, and any of their subsidiaries or affiliates including, without limitation, claims that were asserted or which could have been asserted in the administrative proceeding commenced by the Notice or in any other court, forum or proceeding. The OTS expressly warrants to the Respondents that no claims, demands, controversies, actions, causes of action, liabilities, damages, injuries, losses, or other rights of OTS that otherwise would fall within the subject matter of the Notice have been assigned, conveyed, or in any manner transferred to any person, agency or entity.

      14. The OTS does not undertake to settle, release or relinquish any claims of the Federal Deposit Insurance Corporation ("FDIC"), acting in any capacity, its officers, directors, agents, servants employees, attorneys or other representatives, specifically including but not limited to claims asserted by the FDIC in the civil action captioned FDIC v. Hurwitz, United States District
Court for the Southern District of Texas, No. 95-3956.

      15. The Respondents have executed and delivered to the OTS a written release in the form attached as Exhibit A to the Offer ("Release") of the OTS, its officers, directors, agents, servants, employees, attorneys and other representatives, but not the FDIC, from all claims and counterclaims that have been or may be asserted against them arising out of or in away way related to the Respondents, USAT, UFG, MAXXAM or Federated, including, but not limited to the subject matter of the administrative proceeding commenced by the Notice, and in FDIC v. Hurwitz, et al., Civil No. H-95-3956, in the United States District
Court for the Southern District of Texas, including all claims and counterclaims against the OTS (as defined in the Release) for costs, fees and sanctions.

      16. This Order is effective upon issuance by the OTS, acting through its authorized representative, as indicated by the date in the caption of this
Order. Paragraphs 1 through 5 of this Order shall expire three (3) years following the date of this Order, unless earlier suspended or terminated in writing by the OTS, acting through its authorized representative.

Date:    10/17/02                                    /s/ James E. Gilleran
                                                 ----------------------------
                                                 James E. Gilleran
                                                 Director
                                                 Office of Thrift Supervision

----------------

1     In the Offer, solely for purposes of this proceeding and without admitting or denying the allegations of the Notice, and without any final adjudication of the facts or law, Respondents acknowledge service of the
      Notice; admit the jurisdiction of the OTS with respect to the matters set forth in the Notice; waive all further post-hearing procedures, judicial review of the Opinion and Order Accepting Offer of Settlement ("Order") by
      any court as provided by 12 U.S.C. ss. 1818(h) or otherwise, challenges to the validity of this Order, any objection to the staff's participation in the OTS's consideration of the Order, and any and all claims for the award of fees, costs or expenses against the OTS arising under common law or under the Equal Access to Justice Act, 5 U.S.C. ss. 2412; and stipulate that the record basis for this proceeding consists of the Notice, the
      Answers thereto, the hearing held in this matter and the evidence admitted therein, the Recommended Decision of the Administrative Law Judge, the
      post-hearing filings of the parties hereto, and the Offer.